MERRILL LYNCH
                                                                   U.S. TREASURY
                                                                   MONEY FUND

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                                         Annual Report
                                                         November 30, 2000

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

DEAR SHAREHOLDER

For the year ended November 30, 2000, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.80%.* For the six-month period ended November 30, 2000, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.93%.* The Fund's 7-day yield as of November 30, 2000 was 5.02%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 2000 was 65 days, compared to 62 days as of May 31, 2000.

The Environment

By November 30, 2000, there was ample evidence to indicate that the economy was finally beginning to moderate from the unsustainable growth rate of the previous three quarters. The increases in the Federal Funds rate so far this year have begun to have an effect. Since our last letter to shareholders, the US equity market has also moderated, with major equity indexes experiencing volatility. Recently, weaker earnings reports by several technology leaders drove the technology-heavy NASDAQ significantly lower. The optimism that fueled unrealistic expectations in the equity market earlier this year is almost gone, as a weak euro slowed demand from overseas. Stock and bond markets were driven by expectations of the neutral monetary policy from the Federal Reserve Board, but concern remains in the equity market that the economy may have a harder landing than is currently anticipated. Although the labor market is still tight, with the unemployment rate hovering around 4%, continued productivity gains will most likely alleviate inflationary pressures from gains in wages and benefits. The extraordinary rise in oil and gasoline prices, while eating into corporate profits, has also contributed to the drop in consumer confidence. Investors are hoping that the economy has a soft landing, with gross domestic product growth more in line with the Federal Reserve Board's target of about 3%.

Portfolio Matters

During the six-month period ended November 30, 2000, we maintained an average life for Merrill Lynch U.S. Treasury Money Fund that ranged from a low of 57 days to a high of 70 days. Early in the period, our conservative investment strategy was the result of rising short-term interest rates as the Federal Reserve Board continued to tighten monetary policy. However, by mid-May, we believed that the Federal Reserve Board would refrain from tightening again until the full effect of previous tightenings could be realized. At that time, we increased our average life to the 60-day area with an emphasis on three-month Treasury bills that offered the best available value. During the past three months, interest rates in general have declined, while increases in the size of Treasury bill auctions have caused short-term Treasury bill rates to rise. Since we believed that the Federal Reserve Board had reached the culmination of its tightening cycle, we viewed this as a buying opportunity for the Fund as three-month and six-month Treasury bills represented more attractive levels.

In Conclusion

We thank you for your interest in Merrill Lynch U.S. Treasury Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Donaldo S. Benito

Donaldo S. Benito
Portfolio Manager

January 5, 2001

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                                 Face             Interest                  Maturity
Issue                                           Amount              Rate*                     Date         Value
-----------------------------------------------------------------------------------------------------------------
US Government Obligations--99.6%
-----------------------------------------------------------------------------------------------------------------
US Treasury Bills                              $ 2,600              6.39 %                  12/15/2000    $ 2,594
                                                   910              6.36                    12/18/2000        907
                                                    75              6.37                    12/18/2000         75
                                                   511              5.985                   12/21/2000        509
                                                   250              5.99                    12/21/2000        249
                                                 1,225              6.00                    12/21/2000      1,221
                                                 1,284              6.36                    12/21/2000      1,280
                                                   471              6.375                   12/21/2000        469
                                                   487              6.03                    12/28/2000        485
                                                 1,000              6.08                    12/28/2000        995
                                                   194              6.05                     1/04/2001        193
                                                 1,332              6.07                     1/04/2001      1,325
                                                 1,018              6.025                    1/11/2001      1,011
                                                 1,000              6.05                     1/11/2001        993
                                                 1,000              6.055                    1/11/2001        993
                                                 1,000              6.13                     1/18/2001        992
                                                   748              6.17                     1/18/2001        742
                                                   996              6.04                     1/25/2001        987
                                                    94              6.05                     1/25/2001         93
                                                   500              6.165                    1/25/2001        496
                                                   684              6.18                     2/01/2001        677
                                                   548              6.195                    2/01/2001        542
                                                   323              6.22                     2/01/2001        320
                                                   234              6.06                     2/08/2001        231
                                                   400              6.065                    2/08/2001        396
                                                   512              6.09                     2/08/2001        506
                                                   331              6.195                    2/08/2001        327
                                                   700              6.205                    2/08/2001        692
                                                 1,000              6.065                    2/22/2001        986
                                                    17              6.07                     2/22/2001         17
                                                   200              6.075                    2/22/2001        197
                                                   200              6.085                    2/22/2001        197
                                                   767              6.16                     2/22/2001        757
                                                   891              6.03                     3/01/2001        878
                                                 1,187              5.98                     4/12/2001      1,161
                                                   633              6.06                     5/03/2001        617
                                                   670              6.07                     5/10/2001        652
                                                   485              6.055                    5/17/2001        472
                                                 1,115              6.06                     5/17/2001      1,084
                                                   750              6.065                    5/31/2001        728
-----------------------------------------------------------------------------------------------------------------
US Treasury Notes                                3,639              4.625                   12/31/2000      3,632
                                                   878              4.50                     1/31/2001        875
                                                 1,000              5.375                    2/15/2001        998
                                                   574              6.625                    7/31/2001        576
-----------------------------------------------------------------------------------------------------------------
Total US Government Obligations (Cost--$34,122) .........................................................  34,127
-----------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$34,122)--99.6% ................................................................  34,127

Other Assets Less Liabilities--0.4% .....................................................................     137
                                                                                                          -------
Net Assets--100.0% ...................................................................................... $34,264
                                                                                                          =======
-----------------------------------------------------------------------------------------------------------------

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

FINANCIAL INFORMATION

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 2000
--------------------------------------------------------------------------------

Assets:              Investments, at value (identified cost--$34,121,789*) ................                    $ 34,126,921
                     Cash .................................................................                           2,595
                     Receivables:
                       Securities sold ....................................................   $ 2,592,191
                       Beneficial interest sold ...........................................       756,919
                       Interest ...........................................................       112,122         3,461,232
                                                                                              -----------
                     Prepaid registration fees and other assets ...........................                          32,207
                                                                                                               ------------
                     Total assets .........................................................                      37,622,955
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ...............................................     2,593,539
                       Beneficial interest redeemed .......................................       636,702
                       Distributor ........................................................        16,504
                       Investment adviser .................................................         2,950         3,249,695
                                                                                              -----------
                     Accrued expenses and other liabilities ...............................                         109,031
                                                                                                               ------------
                     Total liabilities ....................................................                       3,358,726
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...........................................................                     $34,264,229
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Net Assets           Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ....................................................                     $ 3,425,910
                     Paid-in capital in excess of par .....................................                      30,833,187
                     Unrealized appreciation on investments--net ..........................                           5,132
                                                                                                               ------------
                     Net assets--Equivalent to $1.00 per share based on 34,259,097 shares
                     of beneficial interest outstanding ...................................                    $ 34,264,229
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* As of November 30, 2000, net unrealized appreciation for Federal income tax purposes amounted to $5,069, of which $6,328 related to appreciated securities and $1,259 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $34,121,852.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                                                     For the Year Ended
                                                                                                      November 30, 2000
-----------------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned .............                 $ 2,373,952
-----------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees .............................................   $  206,023
                     Accounting services ..................................................       94,511
                     Professional fees ....................................................       83,560
                     Trustees' fees and expenses ..........................................       79,291
                     Distribution fees ....................................................       43,864
                     Printing and shareholder reports .....................................       27,447
                     Transfer agent fees ..................................................       25,532
                     Registration fees ....................................................       17,766
                     Custodian fees .......................................................        8,752
                     Pricing fees .........................................................        1,460
                     Other ................................................................        2,786
                                                                                              ----------
                     Total expenses before reimbursement ..................................      590,992
                     Reimbursement of expenses ............................................     (144,216)
                                                                                              ----------
                     Total expenses after reimbursement ...................................                     446,776
                                                                                                            -----------
                     Investment income--net ...............................................                   1,927,176
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net                                                            4,280
Unrealized Gain on   Change in unrealized appreciation/depreciation on investments--net ...                      16,596
Investments--Net:                                                                                           -----------
                     Net Increase in Net Assets Resulting from Operations .................                 $ 1,948,052
                                                                                                            ===========
-----------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                    For the Year Ended November 30,
                                                                                                    ------------------------------
Increase (Decrease) in Net Assets:                                                                        2000            1999
----------------------------------------------------------------------------------------------------------------------------------
Operations:              Investment income--net .................................................   $   1,927,176    $   2,050,164
                         Realized gain on investments--net ......................................           4,280           10,661
                         Change in unrealized appreciation/depreciation on investments--net .....          16,596          (23,555)
                                                                                                    -------------    -------------
                         Net increase in net assets resulting from operations ...................       1,948,052        2,037,270
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Dividends &              Investment income--net .................................................      (1,927,176)      (2,050,164)
Distributions to         Realized gain on investments--net ......................................          (4,280)         (10,661)
Shareholders:                                                                                       -------------    -------------
                         Net decrease in net assets resulting from dividends and
                         distributions to shareholders ..........................................      (1,931,456)      (2,060,825)
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest      Net proceeds from sale of shares .......................................     117,238,805      133,775,070
Transactions:            Value of shares issued to shareholders in reinvestment
                         of dividends and distributions .........................................       1,921,105        2,052,615
                                                                                                    -------------    -------------
                                                                                                      119,159,910      135,827,685
                         Cost of shares redeemed ................................................    (127,153,008)    (139,671,202)
                                                                                                    -------------    -------------
                         Net decrease in net assets derived from beneficial interest transactions      (7,993,098)      (3,843,517)
                                                                                                    -------------    -------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:              Total decrease in net assets ...........................................      (7,976,502)      (3,867,072)
                         Beginning of year ......................................................      42,240,731       46,107,803
                                                                                                    -------------    -------------
                         End of year ............................................................   $  34,264,229    $  42,240,731
                                                                                                    =============    =============
----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

FINANCIAL INFORMATION (concluded)

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements.                                     For the Year Ended November 30,
                                                                                 --------------------------------------------------
Increase (Decrease) in Net Asset Value:                                            2000       1999        1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------------

Per Share            Net asset value, beginning of year ......................   $  1.00    $  1.00     $  1.00   $  1.00   $  1.00
Operating                                                                        -------    -------     -------   -------   -------
Performance:         Investment income--net ..................................     .0469      .0386       .0453     .0451     .0447
                     Realized and unrealized gain (loss) on investments--net .     .0005     (.0002)      .0009     .0002     .0003
                                                                                 -------    -------     -------   -------   -------
                     Total from investment operations ........................     .0474      .0384       .0462     .0453     .0450
                                                                                 -------    -------     -------   -------   -------
                     Less dividends and distributions:
                        Investment income--net ...............................    (.0469)    (.0386)     (.0453)   (.0451)   (.0447)
                        Realized gain on investments--net ....................    (.0001)    (.0002)     (.0006)   (.0003)   (.0004)
                                                                                 -------    -------     -------   -------   -------
                     Total dividends and distributions .......................    (.0470)    (.0388)     (.0459)   (.0454)   (.0451)
                                                                                 -------    -------     -------   -------   -------
                     Net asset value, end of year ............................   $  1.00    $  1.00     $  1.00   $  1.00   $  1.00
                                                                                 =======    =======     =======   =======   =======
                     Total investment return* ................................      4.80%      3.93%       4.66%     4.65%     4.70%
                                                                                 =======    =======     =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ..........................      1.08%       .83%        .75%      .78%      .77%
Net Assets:                                                                      =======    =======     =======   =======   =======
                     Expenses ................................................      1.43%      1.18%       1.10%     1.13%     1.12%
                                                                                 =======    =======     =======   =======   =======
                     Investment income and realized gain
                     on investments--net .....................................      4.68%      3.90%       4.60%     4.57%     4.55%
                                                                                 =======    =======     =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:   Net assets, end of year (in thousands) ..................   $34,264    $42,241     $46,108   $49,742   $47,945
                                                                                 =======    =======     =======   =======   =======
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate securities is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Management, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund.

For the year ended November 30, 2000, MLIM earned fees of $206,023, of which $144,216 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of .125% of the average daily net assets of the Fund. This fee is to compensate FAMD for the services it provides and the expenses borne by FAMD under the Distribution Agreement.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

As authorized by the Plan, FAMD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the year ended November 30, 2000, FAMD earned $43,864 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2001

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid daily by Merrill Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 2000 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Of the Fund's ordinary income dividends paid during its fiscal year ended November 30, 2000, 99.81% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis. Additionally, at least 50% of the assets of the Fund was invested in Federal obligations at the end of each quarter of the fiscal year.

Please retain this information for your records.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210

--------------------------------------------------------------------------------
Jack B. Sunderland and Arthur Zeikel, Trustees of Merrill Lynch U.S. Treasury Money Fund have recently retired. The Fund's Board of Trustees wishes Messrs. Sunderland and Zeikel well in their retirements.
--------------------------------------------------------------------------------

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011                                                        # 13966--11/00

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